UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2012

NIMIN ENERGY CORP.

(Exact Name of Registrant as Specified in Charter)

ALBERTA, CANADA	000-54162	61-1606563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

NiMin Energy Corp.

1160 Eugenia Place, Suite 100

Carpinteria, California 93013

(Address of Principal Executive Offices,

Including Zip Code)

Registrant’s telephone number, including area code: Tel: 805.566.2900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

NiMin Energy Corp. (the “Company”) held its annual and special meeting of shareholders on June 26, 2012. For more information on the following proposals, see the Company’s proxy statement dated May 23, 2012. Shareholders with a total of 51,680,565 shares were present at the meeting, in person or represented by proxy, of a total of 69,834,396 shares issued and outstanding as of the record date for the meeting.

In accordance with Canadian law and by vote by way of a show of hands, an ordinary resolution to approve fixing the number of directors to be elected at the meeting at five (5), was approved.

The shareholders elected the 5 nominees to the Board, each to serve until the 2013 annual meeting and until his successor is duly elected and qualified, and voted as follows:

Director	For	Withheld
Clarence Cottman III	33,823,405	3,775,888
Brian Bayley	33,823,405	3,775,888
W.A. (Alf) Peneycad	33,823,405	3,775,888
Robert L. Refearn	33,823,405	3,775,888
William Gumma	33,823,405	3,775,888

In accordance with the Canadian law and by vote of a show of hands, an ordinary resolution to approve the appointment of KPMG, LLP as the auditors of the Company until the next annual meeting of shareholders or until a successor is appointed, and that their remuneration be fixed by the board of directors of the Company, was approved.

The shareholders approved the ordinary resolution approving the unallocated option entitlements under the Company’s stock option plan, and voted as follows:

For	28,549,288
Against	9,050,005

The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, and voted as follows:

For	35,608,974
Against	1,990,319

The shareholders voted, on a non-binding advisory basis, to hold future advisory votes on executive compensation every year as follows:

1 Year	34,109,052
2 Years	106,619
3 Years	17,750

Based on the Board’s recommendation in the Proxy Statement and the voting results with respect to the advisory vote on the frequency of future advisory votes on executive compensation, the Company will hold an advisory vote on executive compensation annually.

The shareholders approved the special resolution approving the sale of all or substantially all of the assets of the Company, and voted as follows:

For	37,289,974
Against	309,319

The shareholders approved the special resolution approving the voluntary liquidation and dissolution of the Company and distribution to shareholders of the net proceeds of the sale of assets and cash on hand, as part of such liquidation and dissolution after satisfaction of all liabilities of the Company, by way of a reduction of the stated capital of the common shares of the Company, and voted as follows:

For	37,289,974
Against	309,319

The shareholders approved, on a non-binding advisory basis, certain executive compensation payable under a change of control pursuant to the sale of substantially all of the assets of the Company, and voted as follows:

For	32,535,202
Against	5,064,091

Item 8.01 Other Events

On June 26, 2012, the Company issued a press release announcing certain results of voting at its annual and special meeting of shareholders held on June 26, 2012. The Company is furnishing a copy of the press release as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Company press release dated June 26, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIMIN ENERGY CORP.
(Registrant)

June 28, 2012	/s/ Clarence Cottman, III
Clarence Cottman, III
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Company press release dated June 26, 2012